UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2016
Date of Report (Date of earliest event reported)

TASER International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2016, Dr. Matthew R. McBrady, age 46, was re-appointed to the Board of Directors of TASER International, Inc. ("the Company") effective immediately. Dr. McBrady previously served as a director for the Company from January 2001 through June 2014. There are no arrangements or understandings between Dr. McBrady and any other persons pursuant to which Dr. McBrady was selected as a director. Compensation for Dr. McBrady consists of an initial restricted stock award with the grant date fair value of $100,000 vesting annually over 4 years, annual restricted stock-incentive award with a grant date fair value of $80,000 with vesting over 3 years and annual cash compensation of $35,000. This is consistent with the Board of Directors compensation program effective for 2016. Dr. McBrady is expected to be appointed to the Company's Audit and Nominating and Corporate Governance Committees.

Dr. McBrady began his career in 1998 as an international economist with President Clinton’s Council of Economic Advisers and the U.S. Treasury Department. He subsequently served as an award-winning professor at the Wharton School of Business at the University of Pennsylvania and the Darden Graduate School of Business Administration at the University of Virginia. Dr. McBrady left academia in 2006 to become a private equity investor at Bain Capital where he remained until joining Silver Creek Capital Management as Managing Director and Head of Investment Strategy and Risk Management in 2009. In January 2014, Dr. McBrady left Silver Creek to build and run BlackRock's Multi-Strategy Hedge Fund Platform as Managing Director and Chief Investment Officer. In October of 2016 Dr. McBrady left BlackRock to rejoin the Board of TASER International and focus on investing in and advising rapidly growing companies. Dr. McBrady holds a A.B. degree in Economics from Harvard University, a M.Sc. degree in International Economics from Oxford University (U.K.) where he was a Marshall Scholar, and a Masters and Ph.D. degree in Business Economics from Harvard University. He has published a significant body of work in various academic finance journals and has co-authored case studies for the Harvard Business School.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated October 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 12, 2016	TASER International, Inc.
	By:	/s/ DOUGLAS E. KLINT
Douglas E. Klint
EVP, General Counsel